SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                   May 2, 2008

                          STURM, RUGER & COMPANY, INC.
             (Exact Name of Registrant as Specified in its Charter)

        DELAWARE                      001-10435                06-0633559
(State or Other Jurisdiction   (Commission File Number)       (IRS Employer
     of Incorporation)                                    Identification Number)

      ONE LACEY PLACE, SOUTHPORT, CONNECTICUT                    06890
      (Address of Principal Executive Offices)                 (Zip Code)

        Registrant's telephone number, including area code (203) 259-7843


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01 Entry into a Material Definitive Agreement

      On May 2, 2008, Sturm, Ruger & Company, Inc. (the "Company") entered into an executive severance agreement (the "Agreement") with Kevin B. Reid, Sr., who was appointed Vice President and General Counsel of the Company on April 23, 2008.

      The Agreement is not an employment contract and does not specify an employment term, compensation levels or other terms or conditions of employment. It provides for certain severance benefits to Mr. Reid in the event his employment is terminated under specified circumstances.

      The Agreement provide for severance benefits, if during the term of the Agreement there is a: (i) Termination Without Cause (as defined in each Agreement), (ii) Change in Control (as defined in each Agreement) and Mr. Reid is subsequently terminated or (iii) Change in Control and there is a reduction in Mr. Reid's salary or a diminution of his duties and thereafter he terminates his employment.

      The Agreement provide for severance benefits consisting of the following primary components:

      o a lump sum cash payment (payable within 30 days of termination unless such payment is subject to the six-month deferral required by Internal Revenue Code Section 409A) equal to (i) 12 months of Base Annual Salary (as defined in each agreement) if employed less than 5 years by the Company or (ii) 18 months of Base Annual Salary if employed more than 5 years by the Company; and

      o continued insurance benefits for the period not to exceed 18 months from the date that the officer's employment with the Company terminates.

      The Agreement has a one-year term, subject to automatic extension for additional one-year periods on each anniversary of its date unless either side gives notice of intent not to renew at least one year in advance.

      The foregoing description of the Agreement is qualified in its entirety by reference to the complete terms and conditions of the Agreement, which is attached as Exhibits 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01       Financial Statements and Exhibits

Exhibit No.     Description

10.1 Severance Agreement, dated as of May 2, 2008 by and between Sturm, Ruger, & Co., Inc. and Kevin B. Reid, Sr.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                STURM, RUGER & COMPANY, INC.


                                By: /s/ Thomas A. Dineen
                                    --------------------------------------------
                                    Name:  Thomas A. Dineen
                                    Title: Principal Financial Officer,
                                           Treasurer and Chief Financial Officer

Dated: May 2, 2008


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